Exhibit 10.2
AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT dated as of April 28, 2010 (this "Amendment"), is entered into by and between Thalia Gietzen (hereinafter called "Employee"), and St. Bernard Software, Inc. (hereinafter the "Employer"), with reference to the following:

RECITALS

WHEREAS, Employee and Employer entered into that certain employment agreement made as of June 15, 2009 (the “Agreement”);

WHEREAS, Employee and Employer desire by this Amendment to amend, modify and supplement the Agreement as set forth herein, effective April 1, 2010 (the “Amendment Effective Date”).

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to this Amendment, Employee and Employer hereby agree as follows:

1.  Recitals. The Recitals set forth above are incorporated herein as though set forth in full herein.

2. Performance Bonus.  Commencing on the Amendment Effective Date and ending at the end of the fourth quarter of 2010, Employer shall pay Employee a quarterly performance bonus (if any), not to exceed $5,000 in the aggregate per quarter, based on specific performance targets to be established by the board of directors.

3.  Original Agreement. Except as specifically herein amended, the Agreement is and shall remain in full force and effect according to the terms thereof. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control.

4.  Entire Agreement.  This Amendment coupled with the Agreement contain the entire agreement between Employer and Employee relating to Employee’s employment with Employer, and they supersede all previous agreements, whether oral or written.

5.  Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

The rest of the page is left intentionally blank.  Signature page to follow.

IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the date first referenced above.

"Employee"

/s/ Thalia Gietzen
Thalia Gietzen

"Employer"

St. Bernard Software, a Delaware corporation

By: /s/ Louis E. Ryan

Print Name:  Louis E. Ryan

Its: (title)  CEO